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               JOHN HANCOCK GLOBAL RESOURCES FUND, MAY 15, 1995

             SUPPLEMENT TO CLASS A AND CLASS B SHARES PROSPECTUS


The Fund is managed by the John Hancock Advisers, Inc. international equities team. All investment decisions are made by the portfolio management team, and no single person is primarily responsible for making recommendations to the team.


November 6, 1995


6300S 11/95